UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

Edgewater Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Harvard Mill Square
Wakefield, Massachusetts 01880
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 246-3343

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 11, 2007, Edgewater Technology, Inc. (the “Company”) expects to make a presentation concerning its business at the CJS Securities conference. The materials to be utilized during the presentation are attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007	EDGEWATER TECHNOLOGY, INC.

/s/ Kevin R. Rhodes
Name: Kevin R. Rhodes
Title: Chief Financial Officer
(Duly Authorized Officer)

Exhibit Index

Exhibit No.	Description

99.1	Slide Presentation

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